                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             THE LEGENDS FUND, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)    Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

       2)    Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

       4)    Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

       5)    Total fee paid:

             -------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

             -------------------------------------------------------------------
       2)    Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
       3)    Filing Party:

             -------------------------------------------------------------------
       4)    Date Filed:

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

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202

                   ------------------------------------------

                   Notice of Special Meeting of Shareholders

                   ------------------------------------------

To the Shareholders of The Legends Fund, Inc.:

       A special meeting (the "Meeting") of shareholders of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of The Legends Fund, Inc. (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on April 4, 2000, at 3:00 p.m., Eastern Time. The purpose of the Meeting is:

1. to approve or disapprove a new investment management agreement (the "New Management Agreement") between the Fund and Touchstone Advisors, Inc. (the "New Manager" or "Touchstone Advisors"), separately with respect to each Portfolio;

2.     (a)   with respect to the Harris Bretall Sullivan & Smith Equity Growth
             Portfolio, to approve or disapprove a new sub-advisory agreement between the New Manager and Harris Bretall Sullivan & Smith, L.L.C.
             ("HBSS");

       (b) with respect to the Scudder Kemper Value Portfolio, to approve or disapprove a new sub-advisory agreement between the New Manager and Scudder Kemper Investments, Inc. ("SKI");

       (c)   (1)    with respect to the Zweig Asset Allocation Portfolio, to
             approve or disapprove a new sub-advisory agreement between the New Manager and Zweig/Glaser Advisers, LLC; and

             (2) with respect to the Zweig Asset Allocation Portfolio, to approve or disapprove the sub-advisory servicing agreement (the "Servicing Agreement") by and among Zweig/Glaser Advisers, LLC, certain of its affiliates and Zweig Consulting LLC ("Zweig Consulting");

       (d)   (1)    with respect to the Zweig Equity (Small Cap) Portfolio, to approve or disapprove a new sub-advisory agreement between the New Manager and Zweig/Glaser Advisers, LLC; and

             (2) with respect to the Zweig Equity (Small Cap) Portfolio, to approve or disapprove the Servicing Agreement by and among Zweig/Glaser Advisers, LLC, certain of its affiliates and Zweig Consulting;


3. to elect a slate of five members to the Fund's Board of Directors to hold office until their successors are duly elected and qualified;

4. to ratify or reject the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000; and

5. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

       The Board of Directors of the Fund has fixed the close of business on February 24, 2000 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Fund.

                                           By Order of the Board of Directors,

                                           /s/Kevin L. Howard

                                           Kevin L. Howard
                                           Secretary

March 3, 2000


EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202

                    ----------------------------------------

                                 PROXY STATEMENT
                         Special Meeting of Shareholders
                           April 4, 2000 at 3:00 p.m.

                    ----------------------------------------

       THE BOARD OF DIRECTORS OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on April 4, 2000 at 3:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:

--------------------------------------------------------------------------------------------------------------------------
                                                                                           PORTFOLIO(S) TO WHICH
                               SUMMARY OF PROPOSAL                                            PROPOSAL APPLIES
--------------------------------------------------------------------------------------------------------------------------
1.      to approve or disapprove the new investment management agreement           Each Portfolio, voting separately
        (the "New Management Agreement") between the Fund and
        Touchstone Advisors, Inc. (the "New Manager" or "Touchstone
        Advisors");
--------------------------------------------------------------------------------------------------------------------------
2.      (a) to approve or disapprove a new sub-advisory agreement between          Harris Bretall Sullivan & Smith
        the New Manager and Harris Bretall Sullivan & Smith, L.L.C.                Equity Growth Portfolio
        ("HBSS") as sub-adviser;
--------------------------------------------------------------------------------------------------------------------------
        (b) to approve or disapprove a new sub-advisory agreement between          Scudder Kemper Value Portfolio
        the New Manager and Scudder Kemper Investments, Inc. ("SKI") as
        sub-adviser;
--------------------------------------------------------------------------------------------------------------------------
        (c)(1) to approve or disapprove a new sub-advisory agreement               Zweig Asset Allocation Portfolio
        between the New Manager and Zweig/Glaser Advisers, LLC as
        sub-adviser;
--------------------------------------------------------------------------------------------------------------------------
        (c)(2) to approve or disapprove the sub-advisory servicing                 Zweig Asset Allocation Portfolio
        agreement (the "Servicing Agreement") by and among Zweig Glaser
        Advisers, certain of its affiliates and Zweig Consulting LLC ("Zweig
        Consulting");
--------------------------------------------------------------------------------------------------------------------------
        (d)(1) to approve or disapprove a new sub-advisory agreement               Zweig Equity (Small Cap) Portfolio
        between the New Manager and Zweig/Glaser Advisers, LLC as
        sub-adviser;
--------------------------------------------------------------------------------------------------------------------------
        (d)(2) to approve or disapprove the Servicing Agreement by and             Zweig Equity (Small Cap) Portfolio
        among Zweig Glaser Advisers, certain of its affiliates and Zweig
        Consulting;
--------------------------------------------------------------------------------------------------------------------------
3.      to elect a slate of five members to the Fund's Board of Directors to       All Portfolios, voting together as a
        hold office until their successors are duly elected and qualified;         single class
--------------------------------------------------------------------------------------------------------------------------
4.      to ratify or reject the selection of Ernst & Young LLP as the Fund's       All Portfolios, voting together as a
        independent accountants for the fiscal year ending June 30, 2000; and      single class
--------------------------------------------------------------------------------------------------------------------------
5.      to transact such other matters as may properly come before the             All Portfolios
        Meeting or any adjournment thereof.
--------------------------------------------------------------------------------------------------------------------------

       The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios (each, a "Portfolio" and collectively the "Portfolios"). Shares of the Portfolios are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity") and National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity and National Integrity.

       This Proxy Statement is being furnished on or about March 1, 2000 on behalf of the Board of Directors of the Fund (the "Board of Directors," the "Board" or the "Directors") to the shareholders of the Fund for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on February 24, 2000 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity and National Integrity. At the Record Date, the total number of outstanding shares of the Portfolios were as follows:

                                                                                                APPROXIMATE
                                                         APPROXIMATE                            PERCENTAGE
                                       SHARES HELD       PERCENTAGE          SHARES HELD        HELD BY
                    TOTAL              BY SEPARATE       HELD BY             BY SEPARATE        SEPARATE
                    NUMBER OF          ACCOUNT II        SEPARATE            ACCOUNT II         ACCOUNT II OF
                    SHARES             OF                ACCOUNT II OF       OF NATIONAL        NATIONAL
PORTFOLIO           OUTSTANDING        INTEGRITY         INTEGRITY           INTEGRITY          INTEGRITY
Harris Bretall
Sullivan & Smith
Equity Growth         1,571,395.9        1,228,273.4             78%         343,122.5                    22%

Scudder Kemper
Value                1,059,962.88         822,271.48           77.5%         237,691.4                  22.5%

Zweig Asset
Allocation             863,876.58         711,665.68             82%         152,210.9                    18%

Zweig Equity
(Small Cap)            411,783.57         289,011.77             70%         122,771.8                    30%

Total Fund           3,907,018.93       3,051,222.33             78%         855,796.6                    22%

       As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of each Portfolio's outstanding shares.

       The Fund expects that the solicitation of voting instructions from contract holders will be made by mail. All costs of the meeting and soliciting proxies will be borne by The Western and Southern Life Insurance Company ("Western & Southern") or one of its affiliates.

       Integrity and National Integrity, the holders of record of shares of the Portfolios, are required to "pass through" to their contract holders the right to vote shares of the Portfolios. The Fund expects that Integrity and National Integrity will solicit voting instructions from their contract holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposals. Integrity and National Integrity, as record shareholders of the Portfolios, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne as set forth in the preceding paragraph.

       Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

       The shareholders of each of the Portfolios vote separately with respect to Proposal Nos. 1 and 2 and together as a single class with respect to Proposal Nos. 3 and 4.

       All information in the Proxy Statement about Integrity Capital Advisors, Inc. (the "Current Manager") and ARM Securities Corporation ("ARM Securities" or the "Current Distributor") has been provided by the Current Manager and Current Distributor, respectively; all information about ARM Financial Group, Inc. ("ARM"), Integrity and National Integrity has been provided by ARM; all information in the Proxy Statement about the New Manager, Touchstone Securities, Inc. ("Touchstone Securities" or the "New Distributor") and Western & Southern has been provided by the New Manager, the New Distributor and Western & Southern respectively; and all information in the Proxy Statement about HBSS, SKI and Zweig/Glaser Advisers, LLC (each a "Sub-Adviser," and collectively, the "Sub-Advisers") has been provided by each respective Sub-Adviser.


EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

            PROPOSAL NO. 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
                         SCUDDER KEMPER VALUE PORTFOLIO
                        ZWEIG ASSET ALLOCATION PORTFOLIO
                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

       Each of the Current Manager, Integrity and National Integrity is a direct or indirect wholly-owned subsidiary of ARM. In May 1999, ARM announced that it was exploring strategic alternatives, including the sale of ARM's subsidiaries or its businesses. Effective August 20, 1999, Integrity consented to an Order of Supervision issued by the Director of Insurance of the State of Ohio (the "Ohio Insurance Department"). ARM sought protection for Integrity following ratings downgrades with respect to Integrity's claims paying ability, which were primarily attributed to the potential inability of ARM to meet certain contractual covenants related to its institutional business. Integrity has reported that these ratings have no bearing on or relationship to the performance of the separate accounts of Integrity or the Portfolios. The regulatory action by the Ohio Insurance Department was intended to ensure an orderly process for addressing the financial obligations of Integrity and to protect the interests of its individual policyholders.

       Subsequent to the issuance of the Order of Supervision, ARM continued to explore the possible sale of Integrity and National Integrity, among other strategic alternatives. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby Western & Southern would acquire the insurance subsidiaries of ARM (the "Transaction"). The Transaction is expected to close late in the first quarter of 2000 (the "Closing Date"). The Transaction is being implemented pursuant to a chapter 11 bankruptcy case filed by ARM on December 20, 1999. In addition to approval by the bankruptcy court, the closing of the Transaction is subject to the approval of various state departments of insurance and other customary conditions to closing. The Current Manager is not being sold in the Transaction. However, it is contemplated that upon consummation of the Transaction, the Current Manager will cease operations as an investment adviser. Therefore, as part of the Transaction, it is proposed that the investment advisory agreement between the Current Manager and the Fund (the "Current Management Agreement") be assigned to the New Manager, an advisory affiliate of Western & Southern, subject to approval by the shareholders of each Portfolio. Specifically, it is proposed that the Fund enter into the New Management Agreement with the New Manager and that the New Manager enter into a new sub-advisory agreement with each Sub-Adviser, each to become effective upon the later of the Closing Date or the date shareholder approval is received. Each of the sub-advisory agreements between the New Manager and a Sub-Adviser are hereinafter referred to individually as a "New Sub-Advisory Agreement" and collectively as the "New Sub-Advisory Agreements." The New Sub-Advisory Agreements and the New Management Agreement are hereinafter collectively referred to as the "New Advisory Agreements." For purposes of this Proxy Statement, the New Sub-Advisory Agreements and the New Advisory Agreements include the Servicing Agreement when referencing the Zweig Asset

Allocation Portfolio and Zweig Equity (Small Cap) Portfolio (each, a "Zweig Portfolio" and collectively, the "Zweig Portfolios").

       The New Management Agreement is identical to the Current Management Agreement, with the exception of the identity of the investment manager and the effective date. A copy of the New Management Agreement is annexed to this Proxy Statement as Exhibit A. The New Management Agreement is being submitted for approval by shareholders of each Portfolio.

       In addition, the New Sub-Advisory Agreements between the New Manager and the respective Sub-Advisers on behalf of each Portfolio are identical to the sub-advisory agreements that are in effect (the "Current Sub-Advisory Agreements," and together with the Current Management Agreement, the "Current Advisory Agreements"), with the exception of the identity of the New Manager and the effective date.

       Each of the New Advisory Agreements was approved by the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund ("Independent Directors") on February 18, 2000. The Board of Directors also approved a new distribution agreement with the New Distributor, which will take effect on the Closing Date.

       On February 18, 2000, in connection with the approval of the New Advisory Agreements, the Board of Directors considered that the Transaction might close and the Current Manager might cease operations prior to the date of this Meeting and receipt of shareholder approval of the New Advisory Agreements. Accordingly, the Board of Directors, including all the Independent Directors, approved an interim management agreement ("Interim Management Agreement") with the New Manager, which will take effect upon the Closing Date if shareholder approval of the New Management Agreement has not yet been obtained, and may be in effect for a period of up to 150 days. The Interim Management Agreement contains substantially the same terms as the New Management Agreement. In addition, the Board of Directors, including the Independent Directors, approved interim sub-advisory agreements (each, an "Interim Sub-Advisory Agreement" and collectively, the "Interim Sub-Advisory Agreements") relating to each of the Portfolios containing substantially the same terms as the Current Sub-Advisory Agreement between the Portfolio and its respective Sub-Adviser. Each of the Sub-Advisers will serve pursuant to the Interim Sub-Advisory Agreements from the Closing Date (if shareholder approval of the New Sub-Advisory Agreements has not yet been obtained) for a period of up to 150 days. Both the Interim Management Agreement and Interim Sub-Advisory Agreements require all management and sub-advisory fees to be escrowed pending shareholder approval of the New Advisory Agreements. (The Interim Sub-Advisory Agreements with respect to the Zweig Portfolios include the Servicing Agreement.)

THE CURRENT AND NEW MANAGEMENT AGREEMENTS

       The Current Management Agreement was last approved by shareholders on July 10, 1998, in connection with a change in control of the Current Manager. The following is a summary of the material terms of the New Management Agreement, which are the same as the material terms of the Current Management Agreement, except with respect to the identity of the investment manager and the effective date:

       SERVICES. Pursuant to the New Management Agreement between the Fund and the New Manager, the New Manager will be responsible for the management of the Fund and administration of its business affairs. The New Manager will be authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with the Portfolios. Pursuant to such authority, the New Manager will enter into the New Sub-Advisory Agreements with each of HBSS, SKI and Zweig/Glaser Advisers, LLC relating to the Harris Bretall Sullivan & Smith Equity Growth Portfolio, the Scudder Kemper Value Portfolio, the Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio, respectively. The New Manager will be responsible, among other things, for general supervision of the respective Sub-Advisers, subject to general oversight by the Board of Directors. In addition, the New Manager will be obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the New Manager will furnish the Fund with office facilities, together with those ordinary clerical and bookkeeping services that will not be furnished by the Fund's custodian or transfer and dividend disbursing agent.

       COMPENSATION FOR SERVICES. Each Portfolio will pay the New Manager a fee (the "Management Fee") at the annual rate set forth below, accrued daily and calculated as a percentage of the net assets of each respective Portfolio. The New Manager will compensate each Sub-Adviser out of the Management Fee received from the respective Portfolio. The New Manager will retain (on an annual basis)
 .25% of average daily net assets of each Portfolio after compensating the Sub-Advisers. The following rates are the same rates under the Current Management Agreement.

                       PORTFOLIO                     MANAGEMENT FEE
                                                     PAYABLE BY PORTFOLIO
                                                     TO THE NEW MANAGER
            Harris Bretall Sullivan & Smith
            Equity Growth Portfolio                                 .65%
            Scudder Kemper Value Portfolio                          .65%
            Zweig Asset Allocation Portfolio                        .90%
            Zweig Equity (Small Cap) Portfolio                     1.05%

       The aggregate fees paid to the Current Manager by the Portfolios under the Current Management Agreement for the fiscal year ended June 30, 1999 were $337,482, including $106,330 paid by the Harris Bretall Sullivan & Smith Equity Growth Portfolio; $112,727 paid by the Scudder Kemper Value Portfolio; $88,148 paid by the Zweig Asset Allocation Portfolio; and $30,277 paid by the Zweig Equity (Small Cap) Portfolio. The Manager compensated each Sub-Adviser out of these fees in the amounts discussed below under Proposal No. 2, "The Sub-Advisory Agreements - Compensation for Services."

       PAYMENT OF EXPENSES. Each Portfolio will bear all expenses incurred in its operation that are not specifically assumed by the New Manager or New Distributor. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios will be allocated among the Portfolios by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable.

       The New Manager has agreed to voluntarily limit the expenses of the Portfolios, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis, for the fiscal year ending June 30, 2000. This is the same voluntary limit as had been agreed to by the Current Manager. The reimbursement of Portfolio expenses results in an increase to each Portfolio's yield and total return. There is no intent to change the terms of this reimbursement plan at this time. For the fiscal year ended June 30, 1999, the Current Manager reimbursed the Zweig Equity (Small Cap) Portfolio pursuant to this voluntary limit in the amount of $12,007.

       LIMITATION OF LIABILITY. Under the New Management Agreement, except as may otherwise be required under the 1940 Act, the New Manager and any of its affiliates and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the New Manager, will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the New Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

       TERM. The New Management Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act ("Annual Approval").

       TERMINATION; ASSIGNMENT. The New Management Agreement may be terminated at any time without penalty upon 60 days' written notice by the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio (as defined in the 1940
Act). The New Management Agreement also provides that it will terminate in the event of its assignment (as defined in the 1940 Act).

BOARD CONSIDERATIONS

       At a regular meeting of the Board of Directors of the Fund held on August 17, 1999, ARM management discussed with the Board the various strategic alternatives that ARM was exploring, including the possible sale of ARM's subsidiaries or businesses. Management explained that such subsidiaries could potentially include Integrity, National Integrity and/or the Current Manager. As part of this presentation, ARM management provided the Board with information about the financial condition of ARM and the Current Manager. ARM assured the Board that while it was exploring strategic alternatives, the Current Manager would have the financial resources and personnel necessary to continue to render services to the Fund of the same nature and quality as had been rendered in the past. The Board appointed one of the Independent Directors to serve as the liaison with ARM management to monitor the situation and to report to the other Independent Directors as to the status of ARM and the Current Manager, and the Current Manager's ability to continue to provide the Fund with the necessary services.

       The Board held a special telephonic meeting on August 24, 1999 at which ARM management updated the Independent Directors as to the status of the strategic alternatives being pursued by ARM. Management also reported that Integrity had consented to an Order of Supervision issued by the Ohio Insurance Department and discussed with the Board the potential implications of such Order. ARM management assured the Board that the Order of Supervision would not affect the day-to-day operations of the Current Manager and that the Fund could continue to expect to receive the same level and quality of services. In that regard, ARM management stated that employee retention was not proving to be a problem and that the Current Manager had sufficient staff to continue managing the Fund efficiently and effectively. At the request of the Board, management agreed to prepare and present to the Board a contingency plan for the continued management of the Fund if the Board were to determine that the Current Manager's ability to continue to provide high quality services to the Fund had become impaired. Management also committed to continue to keep the Board informed as to the status of ARM's condition, financial and otherwise, and of the strategic alternatives being considered insofar as they could potentially affect management of the Fund.

       At a special telephonic meeting on September 17, 1999, ARM management further updated the Board as to ARM's pursuit of strategic alternatives and the development of contingency plans for ensuring continued management services for the Fund. Management also informed the Board that it was negotiating with Western & Southern with respect to the purchase of Integrity and National Integrity. The Board held another special telephonic meeting on November 1, 1999 and an in-person meeting on November 17, 1999, during which the Board received further information on the status of the proposed transaction with Western & Southern, as well as other relevant matters relating to the condition of ARM and the Current Manager.

       At an in-person meeting of the Board held on February 18, 2000, ARM management proposed that in connection with the Transaction, that the Board approve the New Management Agreement with the New Manager and the New Sub-Advisory Agreements with the Sub-Advisers. ARM management explained that, following consummation of the Transaction, it was contemplated that the Current Manager would cease operations, and that its key personnel would be employed by the New Manager. A representative of Western & Southern and the New Manager attended the meeting and made a detailed presentation to the Board about the organization's resources, personnel, experience and commitment to the Fund. Counsel to the Independent Directors was present at each of the meetings described above.

       Following the presentation by ARM management and Western & Southern, the Board of Directors, including all of the Independent Directors, determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement on behalf of the Fund and each Portfolio is in the best interests of the Fund and of each respective Portfolio and its shareholders.

       In determining to approve the New Management Agreement, the Directors evaluated the factors they deemed relevant with respect to each Portfolio. Among other things, the Board considered that the Current Manager would be going out of business in connection with the sale of Integrity and National Integrity and the bankruptcy of ARM. The Board considered that the New Manager will employ key management personnel of the Current Manager and that, although the identity of the investment manager will change, senior officers of Western & Southern and the New Manager have assured the Board that there will be no change in the nature or quality of services currently and historically provided to the Fund. The officers of Western & Southern also provided assurances that they do not foresee any changes in the day-to-day operations of the Fund as a result of the Transaction and that the New Manager has the financial ability and other resources to fulfill its commitment to the Fund under the New Management Agreement. The Board also considered that Western & Southern was buying from ARM the two insurance companies, the separate accounts of which are the sole shareholders of the Fund and that it would be consistent with contract-holders' likely expectation to retain as investment manager for the Fund an affiliate of the insurance companies following the Transaction.

       The Board also considered that the New Management Agreement is the same as the Current Management Agreement in all material respects, including the rate of management fee, and any waivers or reimbursements. The Board also considered that the compensation to be paid by the New Manager to the Sub-Advisers under the New Sub-Advisory Agreements would result in the New Manager being compensated at the same rates as under the Current Advisory Agreements. The Board determined that it was necessary and in the best interests of each Portfolio and its shareholders to enter into the New Management Agreement to ensure continued receipt of the same quality of services as is currently provided.

       In addition, the Board of Directors, including all the Independent Directors, determined that the terms of the Interim Management Agreement are fair and reasonable. In determining to approve the Interim Management Agreement, the Board of Directors considered, among other things, that the compensation earned under the Interim Management Agreement will be held in an interest-bearing escrow account with the Fund's custodian and if a majority of the Fund's outstanding voting securities approve the New Management Agreement by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the New Manager. The Board also took into account that if a majority of the Fund's outstanding voting securities do not approve of the New Management Agreement, the New Manager will be paid, out of the escrow account, the lesser of: (a) any costs incurred while preforming the Interim Management Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

RECOMMENDATION OF THE BOARD OF DIRECTORS

       At an in-person meeting held on February 18, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the New Management Agreement and to recommend to shareholders that they vote "FOR" Proposal No. 1.

VOTE REQUIRED FOR PROPOSAL NO. 1

       Shareholders of each Portfolio vote separately on whether to approve Proposal No. 1 with respect to that Portfolio. Approval of Proposal No. 1 with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

       IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF ANY PORTFOLIO, THE BOARD WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN THE NECESSARY INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES. FAILURE TO APPROVE PROPOSAL NO. 1 BY THE SHAREHOLDERS OF A PARTICULAR PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 1 WITH RESPECT TO ANY OTHER PORTFOLIO.


           PROPOSAL NO. 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
                         SCUDDER KEMPER VALUE PORTFOLIO
                        ZWEIG ASSET ALLOCATION PORTFOLIO
                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

       The Current Sub-Advisory Agreements are between the Current Manager and each of the Sub-Advisers. Accordingly, in connection with the approval of the New Management Agreement, the Board of Directors of the Fund approved the New Sub-Advisory Agreements between the New Manager and each respective Sub-Adviser, on behalf of each Portfolio. The New Sub-Advisory Agreements are being submitted for approval by shareholders of each Portfolio. A form of the New Sub-Advisory Agreement between the New Manager and each of HBSS and SKI is annexed as Exhibit B-1; a form of the New Sub-Advisory Agreement between the New Manager and Zweig/Glaser Advisers, LLC is annexed as Exhibit B-2. The New Sub-Advisory Agreements are each identical to the respective Current Sub-Advisory Agreements, with the exception of the identity of the investment manager and the effective date. It is proposed that the New Sub-Advisory Agreements will become effective upon the later of the Closing Date or approval by shareholders.

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

       The Current Sub-Advisory Agreement between the Current Manager and HBSS with respect to Harris Bretall Sullivan & Smith Equity Growth Portfolio was last approved by shareholders on July 10, 1998, in connection with a change in control of the Current Manager. The Current Sub-Advisory Agreement between the Current Manager and SKI with respect to

Scudder Kemper Value Portfolio was last approved by shareholders on November 20, 1998, in connection with a change in control of SKI. The Current Sub-Advisory Agreements between the Current Manager and Zweig/Glaser Advisers, LLC with respect to Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio were last approved by shareholders on March 30, 1999, in connection with a change in control of Zweig/Glaser Advisers, LLC.

       The following is a summary of the material terms of each New Sub-Advisory Agreement, which are the same as the material terms of the respective Current Sub-Advisory Agreement, with the exception of the identity of the New Manager and effective dates:

       ADVISORY SERVICES. The Sub-Adviser will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio. With respect to the Zweig Portfolios, Zweig/Glaser Advisers, LLC may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or such other information, advice or assistance as Zweig/Glaser Advisers, LLC may deem necessary, appropriate or convenient for the discharging of its obligations as Sub-Adviser. This provision authorizes Zweig/Glaser Advisers, LLC to enter into the Servicing Agreement with certain of its affiliates and Zweig Consulting, which is described more fully below under "Dr. Martin E. Zweig and the Servicing Agreement (Zweig Portfolios
Only)."

       COMPENSATION FOR SERVICES. The New Manager (and not the Fund) will pay to each Sub-Adviser a sub-advisory fee at the annual rate set forth below, calculated as a percentage of the average daily net assets of the Portfolio.

-------------------------------------------------------------------------------------------------
                                                                                   SUB-ADVISO
SUB-ADVISER                                    PORTFOLIO                           RY FEE RATE
-------------------------------------------------------------------------------------------------
HBSS                            Harris Bretall Sullivan & Smith Equity                .40%
                                Growth Portfolio
-------------------------------------------------------------------------------------------------
SKI                             Scudder Kemper Value Portfolio                        .40%
-------------------------------------------------------------------------------------------------
Zweig/Glaser Advisers, LLC      Zweig Asset Allocation Portfolio                      .65%
-------------------------------------------------------------------------------------------------
Zweig/Glaser Advisers, LLC      Zweig Equity (Small Cap) Portfolio                    .80%
-------------------------------------------------------------------------------------------------

The foregoing rates are the same as the rates in effect under the respective Current Sub-Advisory Agreements. The sub-advisory fees for the fiscal year ended June 30, 1999 paid to the Sub-Advisers by the Current Manager were $173,912 to HBSS with respect to the Harris Bretall Sullivan & Smith Equity Growth Portfolio; $185,015 to SKI with respect to the Scudder Kemper Value Portfolio; $235,961 to Zweig/Glaser Advisers, LLC with respect to the Zweig Asset Allocation Portfolio; and $99,442 to Zweig/ Glaser Advisers with respect to the Zweig Equity (Small Cap) Portfolio.

       PAYMENT OF EXPENSES. The Sub-Adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

       LIMITATION OF LIABILITY. Under each New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, the Sub-Adviser and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.

       TERM. Each New Sub-Advisory Agreement will continue for two years and thereafter from year to year subject to Annual Approval.

       TERMINATION; ASSIGNMENT. Each New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by the Sub-Adviser, the New Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). Each New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the New Management Agreement.

DR. MARTIN E. ZWEIG AND THE SERVICING AGREEMENT (ZWEIG PORTFOLIOS ONLY)

       The Servicing Agreement by and among Zweig/Glaser Advisers, LLC, certain of its affiliates and Zweig Consulting, a New York limited liability company, was approved by shareholders of each of the Zweig Portfolios on March 30, 1999. The Servicing Agreement provides for its automatic termination upon the termination of the Current Sub-Advisory Agreement with respect to each of the Zweig Portfolios. It is anticipated that the Current Sub-Advisory Agreements will terminate effective upon the Closing Date. The Board of Directors of the Fund therefore re-approved the Servicing Agreement by and among Zweig/Glaser Advisers, LLC, certain of its affiliates and Zweig Consulting, with respect to each of the Zweig Portfolios. A copy of the Servicing Agreement is annexed to this Proxy Statement as Exhibit C. The Servicing Agreement is being submitted for approval by shareholders of the Zweig Portfolios only. If approved, it is proposed that the Servicing Agreement will take effect concurrently with the New Sub-Advisory Agreement, with respect to each of the Zweig Portfolios.

       Under the Servicing Agreement, Zweig/Glaser Advisers, LLC and the Zweig Portfolios will continue to receive the investment advisory services of Dr. Martin E. Zweig and his research associates ("Associates"). Pursuant to the Servicing Agreement, Dr. Zweig and his Associates will continue to devote their skill and time, consistent with the practices of Dr. Zweig and his Associates, to the business and affairs of Zweig/Glaser Advisers, LLC and its affiliates and to the promotion of their interests, in particular, performing asset allocation research analysis and providing advice thereon at a level and in a manner consistent with the past practices of Dr. Zweig, his Associates, Zweig/Glaser Advisers, LLC and its affiliates (the "Services"). Zweig Consulting also agrees not to provide Services to any "competing business." Zweig/Glaser Advisers, LLC and its affiliates and Zweig Consulting also agree to mutual confidentiality provisions pursuant to the Servicing Agreement.

       Zweig/Glaser Advisers, LLC may terminate the Servicing Agreement with respect to either Zweig Portfolio immediately for cause, in the event of Dr. Zweig's death or disability, or upon 30 days' notice. Unless terminated sooner, the Servicing Agreement will continue in effect for two years, and thereafter until March 30, 2002, provided that the continuation of the Servicing Agreement and the terms thereof are specifically approved after the initial term at least annually in accordance with the requirements of the 1940 Act by a majority of the Portfolio's outstanding voting securities or by a majority of the Board, and, in any event, by a majority of the Independent Directors. In addition, the Servicing Agreement may be terminated with respect to either Zweig Portfolio at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, upon not less than sixty
(60) days' written notice. The Servicing Agreement with respect to a Zweig Portfolio shall automatically terminate upon its assignment or the termination of the respective New Sub-Advisory Agreement. The continuation of the New Sub-Advisory Agreement with respect to a Zweig Portfolio, however, will not be dependent on the continuation of the Servicing Agreement.

         Zweig/Glaser Advisers, LLC, and not the Fund or the New Manager, will be responsible for compensating Zweig Consulting for its Services. The Zweig Portfolios will not incur any new or additional costs under the Servicing Agreement. Zweig/Glaser Advisers, LLC and its affiliates have agreed on a joint and several basis, to pay Zweig Consulting on a monthly basis, an annual consulting fee of $2,500,000 ("Consulting Fees"). The Consulting Fees shall be allocated among Zweig/Glaser Advisers, LLC and its affiliates based on the assets of the investment companies managed by each of Zweig/Glaser Advisers, LLC and its affiliates. Zweig Consulting also receives research benefits along with Zweig/Glaser Advisers, LLC and its affiliates from the brokerage transactions for the clients' accounts by Zweig/Glaser Advisers, LLC and its affiliates in accordance with the provisions of Section 28(e) of the Exchange Act of 1934, as amended. See "General Information--Affiliated Brokers" below.

BOARD CONSIDERATIONS

       The Board of Directors, including all the Independent Directors, determined that the terms of the New Sub-Advisory Agreements and Servicing Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreements and Servicing Agreement on behalf of the Fund and each applicable Portfolio is in the best interests of the Fund and of each respective Portfolio and its shareholders. In determining to approve the New Sub-Advisory Agreements and Servicing Agreement, the Board of Directors evaluated the factors they deemed relevant with respect to each applicable Portfolio, including factors described above with respect to the New Management Agreement. In addition, the Board considered that it is anticipated that the Transaction will have no effect with respect to the operations of any of the Sub-Advisers or Zweig Consulting, since they are independent of both ARM and Western & Southern, and their affiliates.

             In addition, the Board of Directors, including all the Independent Directors, determined that the terms of the Interim Sub-Advisory Agreements relating to each of the Portfolios are fair and reasonable. In determining to approve the Interim Sub-Advisory Agreements, the Board of Directors considered, among other things, that the compensation earned under each Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian and if a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreements by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the respective Sub-Adviser. The Board also took into account that if a majority of the Fund's outstanding voting securities do not approve of the New Sub-Advisory Agreements, each Sub-Adviser, on behalf of its respective Portfolio will be paid, out of the escrow account, the lesser of: (a) any costs incurred while performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

RECOMMENDATION OF THE BOARD OF DIRECTORS

       At an in-person meeting held on February 18, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the New Sub-Advisory Agreement with respect to each Portfolio and the Servicing Agreement with respect to each Zweig Portfolio and to recommend that shareholders of each Portfolio vote "FOR" the New Sub-Advisory Agreement and that shareholders of each Zweig Portfolio vote "FOR" the Servicing Agreement.

VOTE REQUIRED FOR PROPOSAL NO. 2

       Shareholders of each of the Portfolios vote separately on whether to approve Proposal No. 2 with respect to that particular Portfolio. Approval of Proposal No. 2 with respect to each Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio for the New Sub-Advisory Agreement. Approval of Proposal No. 2 with respect to each Zweig Portfolio also requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio with respect to the Servicing Agreement. This means that a vote AGAINST either the (1) New Sub-Advisory Agreement or (2) Servicing Agreement with respect to a Zweig Portfolio will constitute a vote AGAINST both the (1) New Sub-Advisory Agreement and (2) Servicing Agreement for that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

       IF PROPOSAL NO. 2 IS NOT APPROVED BY THE SHAREHOLDERS OF ANY PORTFOLIO, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN ADVISORY SERVICES WITH RESPECT TO SUCH PORTFOLIO. FAILURE TO APPROVE PROPOSAL NO. 2 BY THE SHAREHOLDERS OF A PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 2 WITH RESPECT TO ANY OTHER PORTFOLIO.

                      PROPOSAL NO. 3: ELECTION OF DIRECTORS

                                 ALL PORTFOLIOS

       At the Meeting, a slate of five nominees, including four who are not interested persons of the Fund, will be elected to serve as Directors of the Fund, to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee. The nominees consist of the four incumbent Directors and one other individual, Irvin W. Quesenberry, Jr.

       If any of the nominees become unavailable for election as a Director before the Meeting, proxies will be voted for the other persons that the Directors recommend.

INFORMATION REGARDING NOMINEES - PRINCIPAL OCCUPATION AND OTHER INFORMATION

None of the following nominees owns any shares of any Portfolios.

NAME, AGE AND ADDRESS          OTHER BUSINESS ACTIVITIES IN PAST FIVE YEARS
---------------------          --------------------------------------------
John R. Lindholm (51)*         President of Integrity since November 1993; President of
515 West Market Street         National Integrity since September 1997; Executive Vice
Louisville, KY 40202           President - Chief Marketing Officer of ARM since 1993; Director of the Fund since October 1993; Chairman and Director of the mutual funds in the State Bond Group of mutual funds from June
                               1995 to December 1996.

Chris LaVictoire Mahai         CEO AisleFive, interactive marketing firm; President, Clavm,
(44)                           Inc., a consulting and project management firm; Fellow, the
244 North First Avenue         Poynter Institute for Media Studies; Board Member (Cowles
Minneapolis, MN 55401          Media) Star Tribune Foundation from September 1992 to June
                               1998; Senior Vice President, Cowles Media Company/Star
                               Tribune from August 1993 to June 1998; Director of the Fund since October 1997; Director of the mutual funds in the State
                               Bond Group of mutual funds from June 1984 to December 1996.

William B. Faulkner (72)       President, William Faulkner & Associates (business and
240 East Plato Blvd.           institutional adviser) since 1986; Director of the Fund since
St. Paul, MN 55107             November 1995; Director of the mutual funds in the State Bond
                               Group of mutual funds from June 1984 to December 1996.

John Katz (61)                 Investment banker since January 1991; Director of the Fund since
10 Hemlock Road                November 1992; Director of the mutual funds in the State Bond
Hartsdale, NY                  Group of mutual funds from June 1995 to December 1996.

Irvin W. Quesenberry, Jr.      Retired Founder and Managing Director of National Asset
(51)                           Management, an investment counseling firm from 1979 to
2939 Rainbow Drive             1995**; Board member of Louisville Water Company since 1986;
Louisville, KY 40206           Member, Louisville Community Foundation Investment Committee.



       The Directors met five times during the fiscal year ended June 30, 1999. The incumbents attended 100% of the aggregate number of meetings of the Directors. The Board has an audit committee consisting of Messrs. Katz and Faulkner and Ms. Mahai. The Board's audit committee, which selects and oversees the Fund's independent accountants, met once during the fiscal year ended June 30, 1999 and all of the members attended. The Board has no standing nominating or compensating committees.


-------------------------

      *Mr. Lindholm is an interested person of the Fund and the Current Manager as defined in the 1940 Act, by virtue of his positions with ARM.

      **Mr. Quesenberry no longer has any interest in National Asset Management.

EXECUTIVE OFFICERS OF THE FUND
  NAME (AGE)                         POSITION WITH THE FUND         EXPERIENCE DURING THE PAST FIVE
                                                                    YEARS
Edward J. Haines (53)                President                      Senior Vice President of Marketing of
                                                                    ARM since December 1993.

Kevin L. Howard (35)                 Secretary                      Senior Vice President and Counsel of
                                                                    ARM since October 1998; Assistant
                                                                    General Counsel of ARM from
                                                                    January 1994 until October 1998.

Don W. Cummings (36)                 Controller                     Chief Financial Officer, Retail
                                                                    Business Division of ARM since
                                                                    November, 1996; Strategic Initiatives
                                                                    Officer of ARM from April 1996 until
                                                                    November 1996; Controller of ARM
                                                                    from November 1993 until April 1996.

Meredith Hettinger (28)              Assistant Secretary            Financial Manager- Corporate
                                                                    Controllers department of ARM since
                                                                    April 1998; Financial Analyst-
                                                                    Corporate Controllers department
                                                                    from June 1995 until April 1998; Tax
                                                                    Accountant - Ernst and Young, LLP
                                                                    from August 1993 until May 1995.

Hope Oliver (24)                     Assistant Secretary            Financial Analyst of ARM since
                                                                    August 1998; Staff Accountant of
                                                                    McCauley, Nicolas & Company LLC
                                                                    from December 1995 until August
                                                                    1998.

Kay Dieterlen (37)                   Assistant Secretary            Legal Specialist of ARM since
                                                                    November 1993.

       All officers of the Fund have been elected to serve until their successors are elected and qualified. Each officer's address is 515 West Market Street, Louisville, KY.

REMUNERATION OF DIRECTORS AND OFFICERS

       The Fund pays Directors who are not interested persons of the Fund fees for serving as Directors. During the fiscal year ended June 30, 1999 the Fund paid the Directors who are not interested persons of the Fund a combined total of $44,000 exclusive of expenses. Because the Current Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Current Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.

       The following table sets forth for the fiscal year ended June 30, 1999, compensation paid by the Fund to the disinterested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.

NAME OF DIRECTOR             AGGREGATE             PENSION OR              ESTIMATED           TOTAL
                             COMPENSATION          RETIREMENT              ANNUAL              COMPENSATION
                             FROM FUND             BENEFITS                BENEFITS            FROM FUND
                                                   ACCRUED AS PART         UPON                PAID TO
                                                   OF FUND                 RETIREMENT          DIRECTORS
                                                   EXPENSES
William B. Faulkner          $15,000               None                    N/A                 $15,000
John Katz                    $15,000               None                    N/A                 $15,000
Chris L. Mahai               $14,000               None                    N/A                 $14,000

VOTE REQUIRED FOR PROPOSAL NO. 3

       The nominees receiving the affirmative vote of a majority of the votes cast for the election of Directors at the Meeting will be elected, provided a quorum is present. Shares of all Portfolios of the Fund vote together as a single class for the Directors of the Fund.

BOARD RECOMMENDATION

       At an in-person meeting held on February 18, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to nominate the five individuals named in this Proxy Statement to serve as Directors of the Fund and to recommend to shareholders that they vote in favor of all of the nominees.

                PROPOSAL NO. 4: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

                                 ALL PORTFOLIOS

       Under Proposal No. 4, shareholders of the Fund are being asked to ratify the Board's selection of independent accountants for the Fund for the fiscal year ending June 30, 2000. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Fund since 1994. The financial statements included in the Fund's Annual Report, dated June 30, 1999, have been examined by Ernst & Young LLP. It is not expected that a representative of Ernst & Young LLP will be present in the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       At an in-person meeting held on February 18, 2000, the Board of Directors, including all of the Independent Directors, voted unanimously to ratify the Board's selection of independent accountants and to recommend to shareholders that they vote "FOR" Proposal No. 4.

                               GENERAL INFORMATION

INFORMATION ABOUT THE NEW MANAGER

       Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202, and its 111-year-old parent company, Western & Southern, 400 Broadway, Cincinnati, Ohio 45202, are part of The Western-Southern Enterprise-Registered Trademark- (the "Enterprise"), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide. (Touchstone Advisors is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, which is 100% owned by Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) Through its seven companies, more than 4,800 associates, and more than 50,000 individuals who sell its products, the Enterprise offers consumers a broad array of products and services to meet their financial security needs. As of December 31, 1999, the Enterprise owned or managed assets of approximately $20 billion and Touchstone Advisors managed assets of approximately $440 million (on a consolidated basis). Touchstone Advisors also serves as investment adviser to other investment companies having similar investment objectives to the Portfolios as indicated in Exhibit D.

       The following chart lists the name, address and principal occupation of the principal executive officers and each director of Touchstone Advisors. The address of each, as it relates to his or her duties with respect to Touchstone Advisors, is the same as that of Touchstone Advisors.

 Name                                       Principal Occupation
 ----                                       --------------------
 Jill Tripp McGruder                        Director, President & Chief Executive Officer
 Teresa Siegel                              Chief Financial Officer



 Patricia Wilson                            Chief Compliance Officer
 Donald J. Wuebbling                        Director, Secretary & Chief Legal Officer
 William F. Ledwin                          Director
 James N. Clark                             Director
 Edwin S. Heenan                            Vice President & Comptroller
 Richard K. Taulbee                         Vice President
 James J. Vance                             Vice President & Treasurer
 Robert F. Morand                           Assistant Secretary
 David E. Dennison                          Assistant Treasurer
 Robert A. Dressman                         Assistant Treasurer
 Timothy D. Speed                           Assistant Treasurer

       None of the principal executive officers or Directors of the New Manager is affiliated with the Fund.


INFORMATION ABOUT THE SUB-ADVISERS

       HARRIS BRETALL SULLIVAN & SMITH, L.L.C., One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to Harris Bretall Sullivan & Smith Equity Growth Portfolio. HBSS was founded in 1971 and is owned by individual partners of HBSS and Value Asset Management of Westport, CT. The firm provides investment management services to institutions and high-net worth individuals, and as of December 31, 1999, had assets under management of approximately $5.8 billion. HBSS also serves as investment adviser to other investment companies having similar investment objectives to the Harris Bretall Sullivan & Smith Equity Growth Portfolio as indicated in Exhibit E.

       The following chart lists the names, addresses and principal occupation of the principal officers and directors of HBSS. The address of each, as it relates to his or her duties with respect to HBSS is the same as that of HBSS.

 Name                                       Principal Occupation
 ----                                       --------------------
 W. Graeme Bretall, CFA                     President
 Henry B. Dunlap Smith, CFA                 Partner
 John J. Sullivan, CFA                      Partner
 Gordon J. Ceresino                         Partner
 Susan A. Foley, CFA                        Partner
 David S. Post, CFA                         Partner
 Joseph N. Calderazzo                       Senior Vice President
                                            Portfolio Manager


       SCUDDER KEMPER INVESTMENTS, INC., 345 Park Avenue, New York, New York 10154, serves as the Sub-Adviser to Scudder Kemper Value Portfolio. SKI was formed on December 31, 1997 pursuant to a transaction agreement whereby Zurich Insurance Company became the majority shareholder in Scudder, Stevens & Clark, Inc. ("Scudder"), with approximately 70% interest, and Scudder merged with ZKI Holding Corporation. As of June 30, 1999, SKI managed over $230 billion in assets. SKI also serves as investment adviser to other investment companies having similar investment objectives to the Scudder Kemper Value Portfolio as indicated in Exhibit F.

       The following chart lists the names, addresses and principal occupation of the principal officers and directors of SKI:

 Name                         Address                                  Principal Occupation
 ----                         -------                                  --------------------
 Lynn Birdsong                345 Park Avenue                          Managing Director and Corporate
                              New York, New York 10154                 Vice President of SKI
 Lawrence Cheng               Mythenquai 2                             Senior Partner, Capital Z Partners
                              8002 Zurich, Switzerland                 (a private investment firm)
 Rolf Hueppi                  Mythenquai 2                             Chairman and Chief Executive
                              8002 Zurich, Switzerland                 Officer, Zurich; Chairman of the
                                                                       Board of Directors of SKI
 Markus Rohrbasser            Mythenquai 2                             Chief Financial Officer and
                              8002 Zurich, Switzerland                 Member of Corporate Executive
                                                                       Board, Zurich
 Cornelia Small               345 Park Avenue                          Managing Director and Corporate
                              New York, New York 10154                 Vice President of SKI
 Edmond Villani               345 Park Avenue                          President and Chief Executive
                              New York, New York 10154                 Officer of SKI

       ZWEIG/GLASER ADVISERS, LLC, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. As of June 30, 1999, Zweig/Glaser managed approximately $2.2 billion in assets. Zweig/Glaser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("Phoenix"). Phoenix is located at 56 Prospect Street, Hartford, Connecticut 06115, and is one of the largest publicly traded money management firms in the United States. As of June 30, 1999, Phoenix managed approximately $50 billion in assets. Zweig/Glaser also serves as investment adviser to other investment companies having similar investment objectives to the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio as indicated in Exhibit G.

       The following chart lists the names and principal occupations of the principal executive officers and shareholders of the corporate partners of Zweig/Glaser Advisers, LLC. The address of each, as it relates to his or her duties with Zweig/Glaser Advisers, LLC, is the same as that of Zweig/Glaser Advisers, LLC, with the exception of Messrs. McLoughlin and Haylon, Ms. Curtiss, and Ms. Engberg, whose addresses are the same as that of Phoenix.

 Name                       Principal Occupation
 ----                       --------------------
 Phil McLoughlin            Chairman and Chief Executive Officer, Phoenix Investment Partners, Ltd.
                            Executive Vice President, Investments, Phoenix Home Life Mutual Insurance
                            Company. Director/Trustee and President, Phoenix Funds. Trustee and
                            President, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                            Institutional Mutual Funds. Director, Duff & Phelps Utilities Tax-Free Income Inc.
                            and Duff & Phelps Utility and Corporate Bond Trust Inc. Chairman, Phoenix
                            Investment Counsel, Inc. Director and President, Phoenix Equity Planning
                            Corporation. Chairman, President and Chief Executive Officer, Zweig/Glaser
                            Advisers LLC and Euclid Advisers LLC. Director, PXRE Corporation and World
                            Trust Fund. Director and Executive Vice President, Phoenix Life and Annuity
                            Company. Director and Executive Vice President, PHL Variable Insurance
                            Company. Director, Phoenix Charter Oak Trust Company. Director and Vice
                            President, PM Holdings, Inc. Director, W.S. Griffith & Co., Inc. Director, PHL
                            Associates, Inc.
 Michael Haylon             Director and Executive Vice President--Investments, Phoenix Investment
                            Partners, Ltd. President, Phoenix Investment Counsel, Inc. Director, Phoenix
                            Equity Planning Corporation. Executive Vice President, Phoenix Funds,
                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional Mutual
                            Funds. Formerly Senior Vice President, Securities Investments, Phoenix Home
                            Life Mutual Insurance Company.
 Jeffrey Lazar              Senior Vice President, Zweig/Glaser Advisers, LLC. Vice President and
                            Treasurer, Zweig Fund, Inc. and Zweig Total Return Fund, Inc. Former Executive
                            Vice President, Treasurer and Secretary, Zweig Advisors, Inc. and Zweig Total
                            Return Advisors, Inc. and Director, Zweig Fund, Inc. and Zweig Total Return
                            Fund, Inc.
 Carlton Neel               Senior Vice President, Euclid  Advisors LLC. Senior Vice President,
                            Phoenix-Zweig Trust and Phoenix-Euclid Funds. Former Vice President, Zweig
                            Advisors Inc. and Zweig Total Return Advisors, Inc. Formerly, Vice President,
                            J.P. Morgan & Co., Inc.
 Sung Chung                 Vice President, Zweig/Glaser Advisers LLC and First Vice President, Euclid
                            Advisors LLC. Vice President, Phoenix-Euclid Funds and Phoenix-Zweig Trust.
                            Formerly, Vice President, Mitchell Hutchins Asset Management and Senior
                            Associate, Scudder Kemper.
 Nancy Engberg              Vice President and Counsel, Phoenix Investment Partners, Ltd. and Phoenix
                            Investment Counsel, Inc. Vice President and Secretary, Zweig/Glaser Advisers
                            LLC and Euclid Advisors LLC. Formerly Counsel and Second Vice President,
                            Phoenix Home Life Mutual Insurance Company.


 Nancy Curtiss              Vice President, Fund Accounting and Treasurer, Phoenix Equity Planning
                            Corporation. Vice President and Chief Financial Officer, Zweig/Glaser Advisers
                            LLC and Euclid Advisors LLC. Treasurer, Phoenix Funds, Phoenix-Aberdeen
                            Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds. Formerly
                            Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life
                            Mutual Insurance Company.

INFORMATION CONCERNING ZWEIG CONSULTING LLC

       Zweig Consulting is a New York limited liability company. The principal controlling owner is Dr. Zweig. The address of Zweig Consulting is 900 Third Avenue, New York, New York 10022. Dr. Zweig determines the asset allocation strategy for each Zweig Portfolio pursuant to the Servicing Agreement. Dr. Zweig has provided investment advisory and portfolio management services for over 27 years. As of June 30, 1999, Zweig Consulting advised or sub-advised approximately $6 billion in assets, of which approximately half are in publicly traded closed-end investment companies and open-end investment companies (mutual funds). Zweig Consulting serves as a consultant to Zweig/Glaser Advisers, LLC, which serves as an investment adviser to other investment companies having similar investment objectives to the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio as indicated in Exhibit G.

       The following chart lists the names and principal occupations of the principal executive officers of Zweig Consulting. The address of each, as it relates to his duties with respect to Zweig Consulting, is the same as that of Zweig Consulting.

                             Position with
 Name                        Zweig Consulting       Principal Occupation
 ----                        ----------------       --------------------
 Martin E. Zweig             President              Managing Director, Zweig-DiMenna Associates LLC; President
                                                    and Director, Gotham Advisors, Inc.; Chairman, President and
                                                    Director, The Zweig Fund and the Zweig Total Return Fund,
                                                    Inc.; and President, Zweig Associates, Inc., Phoenix Zweig
                                                    Series Trust, and Phoenix-Euclid Mutual Fund
 Anthony R. Berkman          Senior Vice            Research Analyst, Zweig Associates, Inc. and Zweig-DiMenna
                             President              International Managers, Inc.
 Andrew A. Salamy            Senior Vice            Research Analyst, Zweig Associates, Inc. and Zweig-DiMenna
                             President              International Managers, Inc.
 Michael N. Schaus           Senior Vice            Research Analyst, Zweig Associates, Inc., Gotham Advisors,
                             President              Inc. and Zweig-DiMenna International Managers, Inc.

AFFILIATED BROKERS

       Zweig/Glaser Advisers, LLC is affiliated with one or more registered broker-dealers. From time to time, a portion of each Zweig Portfolio's brokerage transactions may be conducted with such broker-dealers, subject to policies established by the Fund's Board to ensure that all brokerage commissions paid to such broker-dealers by the Portfolios with which they are affiliated are fair and reasonable. For the fiscal year ended June 30, 1999, the Fund paid $68 in brokerage commissions with respect to the Zweig Equity (Small Cap) Portfolio to PXP

Securities Corp. ("PXP Securities"), a registered broker-dealer, which is under common control with Zweig/Glaser Advisers, LLC and, therefore, is an affiliated person of Zweig/Glaser Advisers, LLC. For the fiscal year ended June 30, 1999, the brokerage commissions paid to PXP Securities as a percentage of the aggregate brokerage commissions paid by the Zweig Equity (Small Cap) Portfolio was approximately .279%.

DISTRIBUTOR

       ARM Securities acts without remuneration as the Fund's Distributor pursuant to the Current Distribution Agreement dated May 8, 1998. ARM Securities is a wholly-owned subsidiary of ARM. Shares of the Fund and the Portfolios are sold only to separate accounts of Integrity and National Integrity. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. It is contemplated that the Fund will terminate the Current Distribution Agreement with ARM Securities upon consummation of the Transaction and enter into the New Distribution Agreement with Touchstone Securities, 311 Pike Street, Cincinnati, Ohio 45202, effective upon the Closing Date. The New Distribution Agreement was approved by the Board of Directors of the Fund, including the Independent Directors, at an in-person meeting held on February 18, 2000.

TRANSFER AGENT, DIVIDEND AGENT, RECORDKEEPING AGENT AND CUSTODIAN

       Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend disbursing agent, recordkeeping agent and custodian.

OTHER MATTERS

       The Board of Directors does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

       THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO CONTRACT OWNERS. COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED FROM THE FUND, WITHOUT CHARGE, BY CONTACTING THE FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-325-8583.

SHAREHOLDER PROPOSALS

       The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                              Respectfully Submitted,


                                              Kevin L. Howard
                                              Secretary

Dated: March 3, 2000


CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                    EXHIBIT A
                        FORM OF NEW MANAGEMENT AGREEMENT

                             THE LEGENDS FUND. INC.

                              MANAGEMENT AGREEMENT


       Agreement, made this ___ day of _________, 2000 between The Legends Fund, Inc., a Maryland corporation (the FUND), and Touchstone Advisors, Inc., an Ohio corporation (the MANAGER).

                               W I T N E S S E T H


       WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT); and

       WHEREAS, the shares of beneficial interest of the Fund are divided into separate series or portfolios (each, a PORTFOLIO), each of which is established pursuant to a resolution of the Board of Directors of the Fund, and the Board of Directors may from time to time terminate such Portfolios or establish and terminate additional Portfolios; and

       WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT); and

       WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory and-supervisory services to the Fund and the Fund also desires to avail itself of the facilities available from the Manager with respect to the administration of the Fund's day to day business affairs, and the Manager is willing to render or contract for such investment advisory, supervisory and administrative services;

       NOW, THEREFORE, the parties agree as follows:

1. APPOINTMENT OF MANAGER. The Fund hereby appoints the Manager to act as manager of the Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into sub-advisory agreements (SUB-ADVISORY AGREEMENTS) with registered investment advisers (each a SUB-ADVISER and collectively the SUB-ADVISERS) pursuant to which the Manager delegates to the Sub-Advisers its obligations for providing investment advisory and certain other services in connection with one or more of the Portfolios; provided, that the Manager, and not the Fund, shall be responsible for any compensation payable under the Sub-Advisory Agreements. Any such Sub-Advisory Agreement may be entered into by the Manager on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. For each Portfolio for which the Manager has entered into a Sub-Advisory Agreement, the Sub-Adviser shall have the primary responsibility for providing investment advisory services as setforth in
       Section 2 and shall be responsible for broker-dealer selection as set forth in Section 3 and maintaining books and records as set forth in
       Section 4, and the Manager will have supervisory responsibility for investment advisory services furnished by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Manager will review the performance of each Sub-Adviser and make recommendations to the Board of Directors of the Fund with respect to the retention and renewal of Sub-Advisory Agreements.

2. Investment Advisory Services. Subject to the supervision of the Fund's Board of Directors, the Manager will provide a continuous investment program for each Portfolio and determine the composition of the assets of each Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in such Portfolio's holdings. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for such Portfolio, when these transactions should be executed, and what portion of the assets of such Portfolio should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services, or to arrange for execution and performance of such services, on behalf of each Portfolio. To the extent, if any, permitted by the investment policies of a Portfolio, the Manager shall make determinations as to and execute and perform futures contracts and options on behalf of such Portfolio. The Manager will provide the services under this Agreement in accordance with each Portfolio's investment objective or objectives, policies, procedures and restrictions as stated in the Fund's Registration Statement, as amended from time to time (the REGISTRATION STATEMENT), filed with the Securities and Exchange Commission (the SEC) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio.

            The Manager further agrees as follows:

            (a) The Manager will manage each Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by such Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel.

            (b) In undertaking its duties under this Agreement, the Manager will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

            (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as of the Manager's or the Manager's affiliates' other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Manager will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Manager's judgment in the exercise of the Manager's fiduciary obligations to the Fund and to such other clients.

            (d) In connection with the purchase and sale of securities for each Portfolio, the Manager will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmations, trade tickets (which shall state industry classifications unless the Manager has previously furnished a list of classifications for portfolio securities), and other documents and information, including, but not limited to, Cusip or other numbers that identify securities to be purchased or sold on behalf of each Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Manager for a Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to such Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agents.

            (e) The Manager will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Manager, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of each Portfolio. The Manager shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Manager's duty to monitor such determinations. The Manager will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Portfolio for which the Agent seeks assistance from or identifies for review by the Manager.

            (f) The Manager will make available to the Fund, promptly upon request, all of each Portfolio's investment records and ledgers maintained by the Manager as are necessary to assist the Fund to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

            (g) The Manager will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for each Portfolio and the issuers and securities represented in each Portfolio's securities holdings, including a schedule of the investments and other assets held in such Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors may reasonably request, including statistical information with respect to the Portfolio's securities.

3. BROKER-DEALER SELECTION. The Manager is responsible for decisions to buy or sell securities and other investments for each Portfolio, broker-dealer and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Manager may employ or deal with such broker-dealers or futures commission merchants as may, in the Manager's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Manager shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Manager's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to such Portfolio and to the other clients as to which the Manager exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule lla2-2('I') thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Manager may engage its affiliates, or any Sub-Adviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio.

4. BOOKS AND RECORDS. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to this Agreement, the 1940 Act or otherwise. The Manager agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager hereunder.

5.     ADMINISTRATIVE AND SUPERVISORY SERVICES.

       (a) The Manager will coordinate all matters relating to the functions of the Portfolios' Sub-Advisers, Agents, accountants, attorneys, and other parties performing services or operational functions for the Portfolios.

       (b) The Manager will furnish without cost to the Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's needs.

       (c) The Manager will provide, without remuneration from or other cost to the Fund, the services of a sufficient number of individuals competent to perform all of the Fund's executive, administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Portfolios and which are not performed by employees or other agents engaged by the Fund or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Fund. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected without any remuneration from the Fund.

       (d) The Manager will assist in the preparation of all periodic reports to the shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund's shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

       (e) The Manager shall prepare and, after approval by the Fund, file and arrange for the distribution of proxy materials and periodic reports to Fund shareholders as required by applicable law.

       (f) The Manager shall prepare, or cause the preparation of, and, after approval by the Fund, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

       (g) The Manager shall take such other action with respect to the Portfolios, after approval by the Fund, as may bc required by applicable law, including without limitation the rules and regulations of the SEC and of state securities or insurance commissions and other regulatory agencies.

       (h) The Manager shall make its officers and employees available to the Board of Directors and officers of the Fund and Sub-Advisers for consultation and discussions regarding the supervision and administration of the Portfolios.

6.     EXPENSES.

       (a) During the term of this Agreement, the Manager shall pay, or cause a Sub-Adviser to pay, the-following expenses:

              (i) The salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund, the Manager, National Integrity Life Insurance Company ("National Integrity"), or any Sub-Adviser;

              (ii) All expenses reasonably incurred by the Manager in connection with providing the services described above, including the provision of office space, office equipment, office facilities, and executive, administrative and clerical personnel in accordance with paragraph 2(i) hereof, but excluding the expenses described below to be assumed by the Fund;

              (iii) The fees of the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

              (iv) The costs and expenses payable by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

       (b) Each Portfolio is responsible for and bears all expenses incurred in its operation that are not specifically assumed by the Manager or Integrity Financial Services, Inc., the Fund's distributor, pursuant to the Distribution Agreement with the Fund. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios will be allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board shall determine to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):

              (i) The cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith;

              (ii) Investment management fees due hereunder (but not sub-advisory fees, which are payable by the Manager);

              (iii)  Organizational expenses;

              (iv) Filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of such registrations and qualifications;

              (v) Fees and expenses payable to the Directors who are not "interested persons" of the Fund or the Manager, National Integrity or any Sub-Adviser;

              (vi) Taxes (including any income or franchise taxes) and governmental fees;

              (vii) Costs of any liability, directors' and officers', uncollectible items of deposit and other insurance and fidelity bonds;

              (viii) Legal, accounting and auditing expense;

              (ix)   Charges of custodians, transfer agents and other agents;

              (x) Expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders;

              (xi) Any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio;

              (xii) Fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and

              (xiii) Costs of meetings of shareholders.

       (c) In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any applicable jurisdictions, the compensation due the Manager hereunder will be reduced by the amount of such excess. If such excess amount exceeds the compensation payable to the Manager hereunder, the Manager will not be required to make any additional payments to the Fund in reimbursement of such expenses.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each Portfolio will pay to the Manager as full compensation therefor a fee as set forth below. This fee will be deducted from the assets of the respective Portfolio and paid to the Manager monthly, but will be accrued daily for purposes of determining the value of each Portfolio on each day the New York Stock Exchange is open for trading. Any reduction in the fee payable pursuant to paragraph 6(c) shall be made monthly, and will be subject to readjustment during the year.

                                                                          Annual Percentage of
                                                                          Average Net Assets Paid By
       Name of Portfolio                                                  Portfolio to Manager
       -----------------                                                  --------------------
       Zweig Asset Allocation Portfolio                                       .90%

       Harris Bretall Sullivan & Smith Equity Growth Portfolio                .65%

       Scudder Kemper Value Portfolio                                         .65%

       Zweig Equity (Small Cap) Portfolio                                     1.05%

8. LIABILITY. Except as may otherwise be required by the 1940 Act and the rules and regulations thereunder, the Manager, any of its affiliated persons and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under this Agreement.

9. TERM. Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund or any Portfolio thereof (with respect to such Portfolio) at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Portfolio, or by the Manager at any time, without the payment of any penalty, upon not less than 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. NON-EXCLUSIVITY. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

12. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (I) to the Manager at 515 West Market Street, 8th Floor, Louisville, KY 40202, Attention: President; or (2) to the Fund at 515 West Market Street, 8th Floor, Louisville, KY 40202,
       Attention: President.

13. CHOICE OF LAW. This Agreement is made and to be principally performed in the State of New York, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

14. SEPARATE SERIES. The Fund is a corporation organized under the Maryland General Corporation Law on July 22, 1992. The Fund is a corporation with separate series, or Portfolios, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Fund as a whole.

15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          THE LEGENDS FUND, INC.



                                          By
                                            --------------------------------

                                          TOUCHSTONE ADVISORS, INC.


                                          By
                                            --------------------------------

                                   EXHIBIT B-1
                       FORM OF NEW SUB-ADVISORY AGREEMENT
          (HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO AND
                         SCUDDER KEMPER VALUE PORTFOLIO)

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

AGREEMENT, made this __ day of ____ , 2000, between Touchstone Advisors, Inc. (MANAGER), a Delaware corporation, and Harris Bretall Sullivan & Smith L.L.C., a Delaware limited liability corporation.

WHEREAS, Manager, a wholly-owned subsidiary of Western and Southern Life Insurance Company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated ___________ (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the
Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the _____________________ Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .40% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.

SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "_____________________" (the SUB-ADVISER'S NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner.

Manager acknowledges that the Fund shall use the Sub-Adviser's name in the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

(ii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for an initial two-year period and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the

Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.
                                           -------------------------------

By:                                        By:
   --------------------------------           ----------------------------

Attest:                                    Attest:
   --------------------------------               ------------------------

                                   EXHIBIT B-2
                       FORM OF NEW SUB-ADVISORY AGREEMENT
                      (ZWEIG ASSET ALLOCATION PORTFOLIO AND
                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO)

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of __________, 2000, between Touchstone Advisors, Inc. (MANAGER), a Delaware corporation, and Zweig/Glaser Advisers, a New York partnership (the SUB-ADVISER).

WHEREAS, Manager, a wholly-owned subsidiary of Western and Southern Life Insurance Company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated __________, 2000 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the FUND), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the _________________________ of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

Subject to the requirements of the 1940 Act, the Sub-Adviser is authorized to employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing the Sub-Adviser or the Portfolio with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's responsibilities hereunder or otherwise helpful to the Portfolio or in the discharge of the Sub-Adviser's overall responsibilities with respect to other accounts that the Sub-Adviser or its affiliates serve as portfolio manager. To the extent the Sub-Adviser employs, retains or otherwise avails itself of the services or facilities of other persons or organizations in connection with the performance of the Sub-Adviser's responsibilities with respect to the Portfolio, the Sub-Adviser shall remain fully liable hereunder as though it had performed such services or provided such facilities itself, and its responsibilities and obligations hereunder shall in no way be reduced.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934
ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of _____% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.


SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity Life Insurance Company (INTEGRITY)and National Integrity Life Insurance Company (NATIONAL INTEGRITY), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio.

The Sub-Adviser further acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "Zweig" (the NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Name is a property right of the Sub-Adviser, the individual whose name includes the Name and/or an affiliate of the Sub-Adviser or such individual (collectively, the OWNER), and the Sub-Adviser represents that the Name in the name of the Portfolio is understood to be used by the Fund with the Owner's consent. The Sub-Adviser hereby represents that the Fund is granted the non-exclusive license to use the Name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Owner or any of its successors or assigns from using or permitting the use of the Name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner.

Manager acknowledges that the Fund shall use the Name in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and Owner and that the Fund's rights in the Name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Name as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio, and

(iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser or the Owner all rights which the Fund may have to the Name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for an initial two-year period and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by vote of a majority of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), as well as, in either case, by vote of a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.


By:
   ----------------------------------

Attest:
       ------------------------------


ZWEIG/GLASER ADVISERS


By:
   ----------------------------------

Attest:
       ------------------------------

                                    EXHIBIT C
                               SERVICING AGREEMENT
                      (ZWEIG ASSET ALLOCATION PORTFOLIO AND
                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO)

                               SERVICING AGREEMENT

            THIS SERVICING AGREEMENT is made and entered into as of this ____day of __________, 2000 by and among Zweig/Glaser Advisers, a New York general partnership, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Advisors Inc., a Delaware corporation (collectively, the "Company"), and Zweig Consulting LLC, a New York limited liability company ("Zweig").

            WHEREAS Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), has entered into an Acquisition Agreement (the "Acquisition Agreement") with Zweig/Glaser Advisers, a New York general partnership, Euclid Advisors LLC, a New York limited liability company, Zweig Advisors Inc., a Delaware corporation, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Securities Corp., a New York corporation (collectively, the "Sellers"), and the Equityholders named therein providing for, among other things, the acquisition of all of the capital stock and partnership interests of the Companies by Phoenix and/or one or more wholly-owned subsidiaries of Phoenix (capitalized terms defined in the Acquisition Agreement and not otherwise defined herein are used herein with such defined meanings);

            WHEREAS Zweig has heretofore performed services to the Company and the Company is desirous of obtaining certain services and Martin E. Zweig, as the President of Zweig (the "President"), has indicated to the Company that he and his designated research associates (the "Associates") will provide the Company and its Affiliates with such services as are specified in this Agreement; and

            WHEREAS the Company and Zweig have provided investment advisory services to investment companies registered under the Investment Company Act of 1940 (each a "Fund" and collectively "Funds") and desire to continue to provide those investment advisory services;

            NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.    SERVICES

            1.1 For this engagement, the President and the Associates will devote their skill and approximately one-half of their full working time consistent with the practices of Zweig prior to the Closing Date, to the business and affairs of the Company and its Affiliates and to the promotion of its and their interests, in particular, performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the practices of Zweig and the Company prior to the Closing Date (the "Services"). The Services will be performed by the President and the Associates in a manner and at a level consistent with the practices of Zweig and the Company prior to the Closing Date. This Agreement shall be effective as of the Closing Date for the term described in Section 2 below.

            1.2 The Services will be provided to the Company and its Affiliates during normal business hours at the offices of the Company in New York City or at such other times and places mutually agreed upon and reasonably convenient to both parties, taking into account the nature, exigencies and reasons for the assistance required.

            1.3 Notwithstanding Section 1.2, but subject to all of the other terms and conditions of this Agreement, including in particular Sections 4 and 13, Zweig may continue to provide consulting services (whether in a managerial, employee, consultant or other capacity) to the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc. and their successor or affiliate entities, as may exist from time to time; PROVIDED, HOWEVER, that in no event may Zweig provide services to any "Competing Business" as defined in the Noncompetition/Nonsolicitation Agreement dated the date hereof between the President and Phoenix (the "Noncompetition/Nonsolicitation Agreement"). The President shall also continue to be permitted to serve as the President of Zweig Series Trust, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

2.    TERM

            2.1 This Agreement shall be effective as of the Closing Date and shall continue until the third anniversary thereof (the "Term") or such earlier date as provided in Section 2.2; and with respect to any Fund, unless sooner terminated, this Agreement shall continue in effect for two years, and thereafter until terminated, provided that the continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the Investment Company Act of 1940 by a majority of such Fund's outstanding voting securities or a majority of its board of directors or trustees, and, in any event, by a majority of the directors or trustees who are not "interested persons", as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval.

            2.2 The Company may terminate this Agreement immediately for Cause and in the event of the President's death or Disability, and upon 30 days' notice in the event of termination without Cause; and with respect to any Fund, this Agreement may be terminated at any time, without payment of any penalty, by the board of directors or trustees of that Fund, or by a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund to which this Agreement is applicable, upon not less than sixty (60) days' written notice. With respect to any Fund, this Agreement shall automatically terminate in the event of its assignment, within the meaning of the Investment Company Act of 1940, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission, and shall automatically terminate upon the termination of the Fund's investment advisory agreement with the company that serves as its investment adviser.

            2.3 Upon termination of this Agreement by the Company for Cause or in the event of the President's death or Disability, the Company's payment to Zweig of fees earned to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement. If Zweig's engagement with the Company hereunder is terminated by the Company other than for Cause or the President's death or Disability, the Company shall continue to pay to Zweig the Consulting Fees at a rate equal to the average of the monthly Consulting Fees for the six months immediately preceding the month in which such termination occurred (or for the number of months in the Term that have elapsed as of the date of termination, if fewer) for the remainder of the Term.

            2.4 (i) For purposes of this Agreement, a termination of Zweig's engagement hereunder is for "Cause" if the termination is evidenced by a reasonable determination made by the Chief Executive Officer of Phoenix that:
(a) Zweig has willfully neglected its assigned duties with the Company, which neglect has continued for a period of at least thirty (30) days after a written notice of such neglect was delivered to the President specifying the claimed neglect, (b) the President has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from working in the investment advisory or securities industry, (c) the President has been convicted by a court of competent jurisdiction of, or has pleaded guilty or NOLO CONTENDERE to, any felony or misdemeanor involving an investment or investment-related business,
(d) Zweig has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the President specifying the claimed violation, or (e) the President has breached the Noncompetition/Nonsolicitation Agreement.

            (ii) For purposes of this Agreement, "Disability" means the President's inability to perform the services he is required to perform under this Agreement by reason of sickness, accident, injury, illness or any similar event and which condition has existed for at least 180 consecutive days, or for such shorter periods aggregating 180 days during any twelve month period.

3.    COMPENSATION

            3.1 During the Term, for the Services to be provided by Zweig under this Agreement, the Company agrees, on a joint and several basis, to pay Zweig an annual consulting fee of $2,500,000 (the "Consulting Fees"). The Consulting Fees shall be payable monthly in arrears on the fifth day of each month. The Company shall allocate the Consulting Fees among the advisers comprising the Company based on assets of each Fund managed by such advisers.

            3.2 The Company shall provide or share with Zweig research information, benefits and services, as defined in Section 28(e) of the Securities Exchange Act of 1934, that results from brokerage transactions implemented by the Company for the benefit of its clients.

            3.3 The Company shall not have any liability with respect to the compensation of employees retained by Zweig or by any affiliated entities.

            3.4 Subject to the provisions of Section 2.3 hereof, upon termination of this engagement for any reason, the Company shall have no further obligations under this Agreement, but Zweig shall continue to be bound by
Section 4 and the Company shall continue to be bound by Section 5 hereof.

4.    CONFIDENTIALITY OF ZWEIG

            4.1 Zweig shall not at any time during the period of its engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in connection with the performance of its duties hereunder. Any records of Confidential Information prepared by Zweig or which come into its possession during the term of this Agreement are and remain the property of the Company or its Affiliates, as the case may be, and upon termination of the engagement all such records and copies thereof shall be either left with or returned to such entity. Confidential Information may be shared among the President and the Associates or other employees of entities controlled by the President on a need to know basis for purposes of providing the Services to the Company and its Affiliates hereunder. Such Associates and any other employees shall be informed of the confidential nature of such Confidential Information, the President shall direct such Associates and any other employees to treat such information confidentially and the President will be responsible for any breach of this
Section 4.1 by himself and by any persons to whom the President provides any Confidential Information. Notwithstanding anything contained herein to the contrary, the Company acknowledges that services overlapping or similar to the Services provided by Zweig, the President and the Associates hereunder are also performed on behalf of the Affiliates of Zweig and such Services are often not exclusively performed by Zweig, the President and the Associates for the Company. Consequently, the work product resulting from the Services is often generated on behalf of both the Company and its Affiliates and the Affiliates of Zweig and is shared among the employees of these entities (the "Shared Work Product"). The Company further acknowledges that the Confidential Information that generates such Shared Work Product may become known to the employees of Zweig's Affiliates. The Company hereby agrees that the disclosure of Confidential Information to the employees of the Zweig Affiliates who shall be deemed employees covered by the fourth sentence of this Section 4.1, to the extent such disclosure is necessary to generate any Shared Work Product, and the use of Shared Work Product by the employees of the Zweig Affiliates, shall in no event be deemed a breach of this Agreement.

            4.2 The term "Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of the Company and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Company and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to the Company's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in the Company's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

            The foregoing notwithstanding, the following shall not be considered Confidential Information: (aa) general skills and experience gained by providing service to the Company; (bb) information publicly available or generally known within the Company's trade or industry; (cc) information independently developed by the President or the Associates other than in the course of the performance of their duties which are exclusive to the Company hereunder; and (dd) information which becomes available to the President or the Associates on a non-confidential basis from sources other than the Company or its Affiliates, PROVIDED the President or the Associates do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. Failure to mark any material or information "confidential" shall not affect the confidential nature thereof. All the terms of this Section 4 shall survive the termination of this Agreement. The obligations hereunder shall be in addition to, and not in limitation of, any other obligations of confidentiality the President or the Associates may have to the Company.

            4.3 At any time when so requested, and upon termination of the engagement under this Agreement for any reason whatsoever and irrespective of whether such termination is voluntary on Zweig's part or not, Zweig will deliver to the Company all information in its possession (whether or not Confidential Information) pertaining exclusively to the Company or any of its Affiliates and, to the extent any such information is Shared Work Product, shall provide copies to the Company with the understanding that Zweig and its Affiliates shall also retain copies of such information.

5.    CONFIDENTIALITY OF THE COMPANY

            5.1 The Company and its Affiliates and their respective employees shall not at any time during the period of Zweig's engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Zweig Confidential Information (as hereinafter defined). It is expressly understood that Shared Work Product may be shared among the Company and its Affiliates and their respective employees. The Company and its Affiliates and their respective employees shall be informed of the confidential nature of the Zweig Confidential Information, the Company shall direct such employees to treat such information confidentially and the Company will be responsible for any breach of this
Section 5.1 by its employees.

            5.2 The term "Zweig Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection:
(a) all knowledge or information concerning the business, operations and assets of Zweig and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for Zweig and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to Zweig's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in Zweig's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

            The foregoing notwithstanding, the following shall not be considered Zweig Confidential Information: (aa) general skills and experience gained by providing service to the Company and its Affiliates; (bb) information publicly available or generally known within Zweig's trade or industry; (cc) information independently developed by the Company and its Affiliates and their respective employees; and (dd) information which becomes available to the Company and its Affiliates and their respective employees on a non-confidential basis from sources other than Zweig, provided the Company and its Affiliates and their respective employees do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. All the terms of this Section 5 shall survive the termination of this Agreement.


6.    OWNERSHIP OF DOCUMENTS

            All memoranda, papers, letters, notes, notebooks and all copies thereof relating exclusively to the business or affairs of the Company that are generated by Zweig or that come into its possession, in each case in connection with its performance of Services to the Company under this Agreement, shall be held by Zweig as the Company property and shall be delivered by Zweig to the Company as the Company may request. To the extent any such memoranda, papers, letters, notes and notebooks are the product of Zweig Confidential Information or are Shared Work Product, the Company understands and agrees that Zweig and its Affiliates shall also retain copies of such documentation and information.

7.    PRIOR NEGOTIATIONS AND AGREEMENTS

            This Agreement contains the complete agreement concerning the servicing arrangement between the parties. This Agreement may only be altered, amended or rescinded by a duly executed written agreement.

8.    JURISDICTION

            This Agreement shall be construed in accordance with and governed by the laws of the State of New York governing contracts entered into and to be performed entirely within New York without regard to any conflict of law rules and both parties consent to the jurisdiction of the courts of New York.

9.    PERFORMANCE WAIVERS

            Waiver of performance of any obligation by either party shall not constitute a waiver of performance of any other obligations or constitute future waiver of the same obligation.

10.   SEVERABILITY

            If any section, subsection, clause or sentence of this Agreement shall be deemed illegal, invalid or unenforceable under any applicable law, actually applied by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of this Agreement or any other section, subsection, clause or sentence thereof. Where, however, the provisions of any applicable law may be waived, they are hereby waived by the parties to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

11.   ASSIGNMENT

            This Agreement shall inure to the benefit of and be binding upon the Company and its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) and assigns, and upon Zweig and its successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise). Except as provided in Section 2.2, this Agreement shall not be assignable by Zweig other than with the express written consent of the Company which shall not be unreasonably denied. The reorganization of Zweig and its affiliated entities, such that the Services of the President and the Associates are provided through an affiliated entity, shall not constitute a breach, assignment or termination of this Agreement by Zweig.

12.   NOTICES

            All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

To the Company:       Zweig/Glaser Advisers
                      900 Third Avenue
                      New York, New York  10022
                      Attention:  Eugene Glaser

and                   Phoenix Investment Partners, Ltd.
                      56 Prospect Street
                      Hartford, Connecticut  06115-0480
                      Attention:  Thomas N. Steenburg, Esq.
                      Senior Vice President and General Counsel

To Zweig:             Zweig Consulting LLC
                      900 Third Avenue
                      New York, New York  10022
                      Attention:  Martin E. Zweig

PROVIDED, HOWEVER, that any notice of change of address shall be effective only upon receipt.

13.   MISCELLANEOUS

            The President hereby represents and warrants that this Agreement (i) is valid, binding and enforceable in accordance with its terms and (ii) does not conflict with any other agreement to which he is a party, including any agreement with the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      Very truly yours,

                                      ZWEIG/GLASER ADVISERS


                                      By:
                                         ----------------------------
                                      Name:
                                      Title:

                                      ZWEIG TOTAL RETURN ADVISORS, INC.


                                      By:
                                         ----------------------------
                                      Name:
                                      Title:

                                      ZWEIG ADVISORS INC.


                                      By:
                                         ----------------------------
                                      Name:
                                      Title:

ACCEPTED AND AGREED TO:

ZWEIG CONSULTING LLC

By:
   ------------------------------
Name:    Martin E. Zweig
Title:   President

ACCEPTED AND AGREED TO AS
         TO SECTIONS 4.1 and 13:


---------------------------------
Martin E. Zweig

                                    EXHIBIT D

OTHER MUTUAL FUNDS MANAGED BY THE NEW MANAGER WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE PORTFOLIOS

                                                                            ANNUAL FEE           NET ASSETS OF
                                                                            RETAINED BY           OTHER FUND
PORTFOLIO                   OTHER FUND               ANNUAL FEE RATE        NEW MANAGER          (IN MILLIONS)
---------                   ----------               ---------------        -----------          -------------
Harris Bretall Sullivan &          --                           --                --                  --
Smith Equity Growth

Scudder Kemper Value        Touchstone Value                    .75%             .30%               $32.4
                            Plus Fund

Zweig Asset Allocation             --                           --                --                  --

Zweig Equity (Small Cap)    Touchstone Emerging                 .80%         Approximately          $15.7
                            Growth Fund                                         .325%

(1) As of December 31, 1999.

                                    EXHIBIT E

OTHER MUTUAL FUNDS ADVISED BY HBSS WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                                                   ANNUAL             NET ASSETS OF OTHER
                                                  FEE RATE                   FUND
          OTHER FUND                              --------              (IN MILLIONS)(1)
          ----------                                                    -------------
          Saratoga Advantage Trust - Large
          Cap Growth Fund                           .40%                     $149

          Jones Heward American Fund                .42%                     $46

          Harris Bretall Sullivan & Smith
          Growth Equity Fund                        .75%                     $26


(1) As of December 31, 1999.

                                    EXHIBIT F

OTHER MUTUAL FUNDS ADVISE BY SKI WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE SCUDDER KEMPER VALUE PORTFOLIO

                                                                                          NET ASSETS OF OTHER
  OTHER FUND                                                ANNUAL FEE RATE              FUND(1) (IN MILLIONS)
  ----------                                                ---------------              ---------------------
                                                            .75% to $250M                             $273
  Kemper Contrarian Fund(2)                                 .72% next $750M
                                                            .70% next $1.5B
                                                            .68% next $2.5B
                                                            .65% next $2.5B
                                                            .64% next $2.5B
                                                            .63% next $2.5B
                                                            .62%thereafter

  Kemper-Dreman High Return Equity Fund(2)                                                          $3,800

  Kemper Small Cap Value Fund(2)                                                                      $612

                                                            .75% to $500M                           $2,339
  Scudder Large Company Value Fund                          .65% next $500M
  (formerly Scudder Capital Growth Fund)                    .60% next $500M
                                                            .55% thereafter

  Scudder Value Fund                                        .70% of net assets                        $471

  Scudder Small Company Value Fund                          .75% of net assets(3)                     $223


(1) As of December 31, 1999.
(2) A portfolio of Kemper Value Fund, Inc.
(3) Subject to waivers and/or expense limitations.

                                    EXHIBIT G

OTHER MUTUAL FUNDS ADVISED BY ZWEIG/GLASER WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE ZWEIG ASSET ALLOCATION PORTFOLIO

                                       ANNUAL               NET ASSETS OF OTHER
OTHER FUND                            FEE RATE              FUND(1) (IN MILLIONS)
----------                            --------              -------------------
Zweig Strategy Fund                     0.75%                      $661



OTHER MUTUAL FUNDS ADVISED BY ZWEIG/GLASER WITH A SIMILAR INVESTMENT OBJECTIVE
TO THAT OF THE ZWEIG EQUITY (SMALL CAP) PORTFOLIO

                                       ANNUAL               NET ASSETS OF OTHER
OTHER FUND                            FEE RATE              FUND(1) (IN MILLIONS)
----------                            --------              -------------------
Zweig Appreciation Fund               1.00%                      $341



(1) As of February 11, 2000.

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THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES
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THE UNDERSIGNED HEREBY INSTRUCTS INTEGRITY LIFE INSURANCE COMPANY TO VOTE THE SHARES OF THE LEGENDS FUND, INC. (THE "FUND")
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                                                                                DATED:
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

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PLEASE MARK YOUR VOTING INSTRUCTION CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES
BY THE DIRECTORS OF THE LEGENDS FUND, INC. A VOTING INSTRUCTION CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT
VALUES WERE INVESTED AS OF FEBRUARY 24, 2000.

THE UNDERSIGNED HEREBY INSTRUCTS NATIONAL INTEGRITY LIFE INSURANCE COMPANY TO VOTE THE SHARES OF THE LEGENDS FUND, INC. (THE
"FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE ANNUITY CONTRACT AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE FUND'S
OFFICES, 515 WEST MARKET STREET, LOUISVILLE, KENTUCKY 40202 AT 3:00 P.M. EASTERN TIME, APRIL 4, 2000, AND ANY ADJOURNMENTS THEREOF,
AS INDICATED ON THE REVERSE SIDE.

                                                                                DATED:
                                                                                      ---------------------------------
                                                                                        PLEASE SIGN IN BOX BELOW

                                                                                IF A CONTRACT IS HELD JOINTLY, EACH CONTRACT OWNER
                                                                                SHOULD SIGN. IF ONLY ONE SIGNS, HIS OR HER
                                                                                SIGNATURE WILL BE BINDING. IF THE CONTRACT OWNER
                                                                                IS A CORPORATION, THE PRESIDENT OR A VICE
                                                                                PRESIDENT SHOULD SIGN IN HIS OR HER OWN NAME,
                                                                                INDICATING TITLE. IF THE CONTRACT OWNER IS A
                                                                                PARTNERSHIP, A PARTNER SHOULD SIGN IN HIS OR HER
                                                                                OWN NAME, INDICATING THAT HE OR SHE IS A PARTNER.
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                                                                                TITLE(S), IF APPLICABLE


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THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                                                                FOR            AGAINST      ABSTAIN

1. To approve the new management agreement between the Fund and Touchstone
   Advisors, Inc. (the "New Manager").                                                          / /              / /           / /

2.(a) To approve the new sub-advisory agreement between the New Manager and                     / /              / /           / /
      Harris Bretall Sullivan & Smith, LLC ("HBSS")(Harris Bretall Sullivan &
      Smith Equity Growth Portfolio only).
  (b) To approve the new sub-advisory agreement between the New Manager and                     / /              / /     |_    / /
      Scudder Kemper Investments, Inc. ("SKI")(Scudder Kemper Value Portfolio
      only).
  (c) (1) To approve the new sub-advisory agreement between the New Manager and                 / /              / /           / /
      Zweig/Glaser Advisers, LLC (Zweig Asset Allocation Portfolio only).
      (2) To approve the sub-advisory servicing agreement (the "Servicing                       / /              / /           / /
      Agreement") by and among Zweig/Glaser Advisers, LLC, certain of its affiliates and Zweig Consulting LLC ("Zweig Consulting")(Zweig Asset
      Allocation Portfolio only).
  (d) (1) To approve the new sub-advisory agreement between the New Manager and                 / /              / /           / /
      Zweig/Glaser Advisers, LLC (Zweig Equity (Small Cap) Portfolio only).
      (2) To approve the Servicing Agreement by and among Zweig/Glaser Advisers,                / /              / /           / /
      LLC, certain of its affiliates and Zweig Consulting (Zweig Equity (Small
      Cap) Portfolio only).

3. To elect a slate of five members to the Fund's Board of Directors to hold                  FOR ALL           WITHHOLD
   office until their successors are duly elected and qualified:                         NOMINEES LISTED  AUTHORITY TO VOTE
                                                                                        (EXCEPT AS NOTED   FOR ALL NOMINEES
                                                                                       IN SPACE PROVIDED)       LISTED
                                                                                                / /              / /

   [A] John R. Lindholm        [C] William B. Faulkner  [E] Irvin W. Quesenberry, Jr.
   [B] Chris LaVictaire Mahai  [D] John Katz                                                    |_               |_            |_

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY WRITING THAT NOMINEE(S)
NAME(S) IN THE SPACE PROVIDED BELOW.
                                                                                                FOR            AGAINST      ABSTAIN
-------------------------------------------------------------------------------------
4. To ratify the selection of Ernst & Young LLP as the Fund's independent                       / /              / /           / /
   accountants for the fiscal year ending June 30, 2000.

5. To transact such other matters as may properly come before the Meeting or any adjournment thereof.
                                                                                                                  LEGENDS-NILCO
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